SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 06/25/98
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  06/25/98

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:              June 25, 1998

Payment Summary

                                   Pass-Through         Interest                 Original D&P     Original       Beginning
Class        CUSIP                 Rate                 Type                     Rating           Balance        Balance
E-1          52518RAA4             0.079950             Fixed                    BBB              29,579,266.21  27,288,058.04
E-2          52518RAB2             0.079950             Fixed                    BB               36,152,436.47  33,352,070.95
R            N/A                   N/A                  N/A                      N/A              0.00           0.00
                                                        Totals:                                   65,731,702.68  60,640,128.99

Principal             Distributable         Total           Ending
Adjustment Amount     Certificate Interest  Payable         Balance
92,764.41             181,806.69          274,571.10      27,195,293.63
113,378.73            222,208.17          335,586.90      33,238,692.22
0.00                  0.00                0.00            0.00
206,143.14            404,014.86          610,158.00      60,433,985.85

Distributions per Certificate

             Beginning             Principal            Interest                Ending
Class        Certificate Factor    Distribution         Distribution            Certificate Factor
E-1          0.922540061           0.0031361            6.1464232652            0.9194039310
E-2          0.922540061           0.0031361            6.1464230823            0.9194039314
R            N/A                   N/A                  N/A                     N/A
             represents net payment per certificate

Payment Details
Principal Detail
         Beginning          Scheduled   Net Liquidation   Principal     Realized  Balance     Total Principal     Ending
Class    Balance            Principal   Proceeds          Adjustments   Losses    Adjustment  Distribu  Amount    Balance
E-1      27,288,058.04      0.00        0.00              92,764.41     0.00      0.00        92,764.41           27,195,293.63
E-2      33,352,070.95      0.00        0.00              113,378.73    0.00      0.00        113,378.73          33,238,692.22
R        0.00               0.00        0.00              0.00          0.00      0.00        0.00                0.00
Totals:  60,640,128.99      0.00        0.00              206,143.14    0.00      0.00        206,143.14          60,433,985.85

Interest Detail

        Accrued     Cur  Unpaid       Prior Accrd Unpaid   Prepayment  Default    Prepay Interest Additional   Total Interest
Class   Cert Int    Distrib Cert.Int  Distb Cert.Int.      Premiums    Interest   Shortfalls      Adjustments  Distribution Amount
E-1     181,806.69  N/A               N/A                  N/A         N/A        0.00            0.00         181,806.69
E-2     222,208.17  N/A               N/A                  N/A         N/A        0.00            0.00         222,208.17
R       0.00        N/A               N/A                  N/A         N/A        0.00            0.00         0.00
Totals: 404,014.86  N/A               N/A                  N/A         N/A        0.00            0.00         404,014.86

Additional Information:
Trustee Fee  252.67

Bond Class Subordination Level and Maturities:
             Original              Current              Orig. Class Maturity
Class        Subordination Level   Subordination Level  @ 0% CPR
E-1          0.5500                0.5500               June 25, 2026
E-2          0.0000                0.0000               June 25, 2026

Payment Summary

                 Pass-Through Interest Org D&P  Original       Beginning        Principal    Distrib      Total       Ending
Class  CUSIP     Rate         Type     Rating   Balance        Balance          Adjust. Amt  Certif. Int  Payable     Balance
E-1    52518RAA4 0.079950     Fixed    BBB      29,579,266.21  27,288,058.04    92,764.41    181,806.69   274,571.10  27,195,293.63
E-2    52518RAB2 0.079950     Fixed    BB       36,152,436.47  33,352,070.95    113,378.73   222,208.17   335,586.90  33,238,692.22
                                       Total:   65,731,702.68  60,640,128.99    206,143.14   404,014.86   610,158.00  60,433,985.85

Distributions per Certificate
           Beginning      Principal       Interest        Ending
Class      Certif. Factor Adjustment      Distribution    Certif. Factor
E-1        0.922540061    0.003136130     6.146423265     0.919403931
E-2        0.922540061    0.003136130     6.146423082     0.919403931

Principal Detail
         Beginning      Scheduled   Unscheduled  Principal      Realized   Bal    Total Principal Ending         Cum
Class    Balance        Principal   Principal    Adjustments    Losses     Adj    Distrib.Amount  Balance        Rlzd Losses
E-1      27,288,058.04  0.00        0.00         92,764.41      0.00       0.00   92,764.41       27,195,293.63  0.00
E-2      33,352,070.95  0.00        0.00         113,378.73     0.00       0.00   113,378.73      33,238,692.22  0.00
Totals:  60,640,128.99  0.00        0.00         206,143.14     0.00       0.00   206,143.14      60,433,985.85  0.00

Interest Detail
           Accrued        Current Unpaid  Prior Accrued   Prepayment     Default    Prepay Int.    Additional   Total Interest
Class      Certif. Int.   Interest        Unpaid Int.     Premiums       Interest   Shortfalls     Adjustments  Distrib. Amount

E-1        181,806.69     N/A             N/A             N/A            N/A        0.00           0.00         181,806.69
E-2        222,208.17     N/A             N/A             N/A            N/A        0.00           0.00         222,208.17
Totals:    404,014.86     N/A             N/A             N/A            N/A        0.00           0.00         404,014.86

Additional Information
Trustee Fee                       252.67


Subordinate Support Percentage
                Original          Current
Class           Sub Level         Sub Level
E-1             0.5500            0.5500
E-2             0.0000            0.0000